Exhibit 99.2
Precision Oncology Through Synthetic Lethality March 2025

2 © 2025 Aprea Therapeutics, Inc. All Rights Reserved Forward-Looking Statements Certain information contained in this presentation includes “forward-looking statements”, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to our clinical trials, regulatory submissions and strategic plans. We may, in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. The forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties. Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions our management team might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including, without limitation, risks related to the success and timing of our clinical trials or other studies and the other risks set forth in our filings with the U.S. Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Forward-looking statements regarding our product candidates are also subject to additional risks and uncertainties, including without limitation, with respect to: our dependence on additional financing to fund our operations and complete the development and commercialization of our product candidates, and the risks that raising such additional capital may restrict our operations or require us to relinquish rights to our technologies or product candidates; our business plan or the likelihood of the successful implementation of such business plan; the timing of our clinical trials for our product candidates; the future success of such trials; the successful implementation of our research and development programs and collaborations and the interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of our product candidates; the success, timing and cost of our clinical trials for our current product candidates; the timing of initiation, futility analyses, data presentation, reporting and publication and receipt of interim results (including, without limitation, any preclinical results or data); any statements about our understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; and other factors, including legislative, regulatory, political and economic developments not within our control. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to update such forward-looking statements to reflect subsequent events or circumstances, except to the extent required by law or regulation.

Aprea Therapeutics (NASDAQ: APRE)

Precision Oncology via Novel Synthetic Lethality Therapeutics

All programs are designed to address significant unmet medical need, are potentially synergistic with other anticancer therapies, and potentially differentiated in safety and tolerability

WEE1 Inhibitor: APR-1051

- Next generation inhibitor
- Pre-clinical proof-of-principle
  - Highly potent and selective
  - Minimal off-target effect
- Phase 1 study – ongoing
  - Continuous daily dosing
  - Promising pharmacokinetics
  - Minimal hematologic toxicity observed to date
- H2 2025 Safety/efficacy data expected
- H1 2026 Complete dose escalation

ATR Inhibitor: ATRN-119

- Macrocyclic ATR inhibitor
- Pre-clinical proof-of-principle
  - Highly potent and selective
  - Minimal off-target effect
- Phase 1/2a – ongoing
  - Continuous daily dosing
  - Minimal hematologic toxicity observed
  - BID regimen added
  - H2 2025 Complete dose escalation

DDR Inhibitor: Undisclosed

- Macrocyclic inhibitor
- Bio informatic analysis performed in house
- Declared first generation lead molecule
- Advance preclinical development by YE 2025

ATR – Ataxia telangiectasia and Rad3-related
DDR – DNA Damage Response
BID – Twice Daily

APREA THERAPEUTICS

© 2025 Aprea Therapeutics, Inc. All Rights Reserved

3

Robust DDR Development Pipeline Milestones

2024-2026 Accomplished And Anticipated Clinical Milestones


2024
2025
2026
H1
H2
H1
H2
H1
H2
WEE1
APR-1051
IND Cleared
Enrolled First Patient
BOIN Design
Safety/efficacy Data
Complete Dose Escalation
ACESOT-1051 : Phase 1 – Monotherapy Dose Escalation
– Dose Selection Optimization
ATR
ATRN-119
ABOYA-119: Phase 1/2a – Monotherapy Dose Escalation : QD
Enroll First Patient
Complete Dose Escalation
RP2D
ABOYA-119: Phase 1/2a – Monotherapy Dose Expansion
Initiate BID Regimen
ABOYA-119: Phase 1/2a – Monotherapy Dose Escalation : BID

APREA THERAPEUTICS
© 2025 Aprea Therapeutics, Inc. All Rights Reserved
4

Synthetic Lethality



Pathway A
Pathway B
Healthy cell
Pathway A
Pathway B
Active cancer cell
Pathway A
Pathway B
Active cancer cell
Pathway A
Pathway B
Dead cancer cell

- Cancer cell death only upon the loss of function of two codependent pathways
- DNA Damage Response (DDR) allows cells to pause and self repair during replication (mitosis) overcoming affected pathway
- Inhibition of DDR leads to mitotic catastrophe and cell death
- ATR and WEE1 inhibitors are integral to stopping DDR and are emerging targets for cancer cell death
- Builds on scientific innovation led by Aprea founder and key personnel[1]

APREA THERAPEUTICS

[1] Gilad et al, (2010) Cancer Res.

© 2025 Aprea Therapeutics, Inc. All Rights Reserved

5

Strong Drug Development and Commercial Expertise

Leaders in Synthetic Lethality and Targeted Therapy

Management

Oren Gilad, Ph.D. President and CEO	John P. Hamill Sr. Vice President and CFO	Philippe Pultar, MD Head of WEE1 Clinical Development	Ze'ev Weiss, CPA, B.Sc. Chief Business Advisor	Mike Carleton, Ph.D. Translational Medicine Advisor	Brian Wiley SVP, Corporate Strategy

Board of Directors

Richard Peters, M.D., Ph.D. Chairman of the Board	**Oren Gilad, Ph.D.** President and CEO	**Jean-Pierre Bizzari, M.D.** Director
Marc Duey Director	**Michael Grissinger** Director	**Gabriela Gruia, M.D.** Director
John Henneman Director	**Rifat Pamukcu, M.D.** Director	**Bernd R. Seizinger, M.D., Ph.D.** Director

APREA THERAPEUTICS

© 2025 Aprea Therapeutics, Inc. All Rights Reserved

6

7 © 2025 Aprea Therapeutics, Inc. All Rights Reserved WEE1 Inhibitor: APR-1051 ACESOT-1051: Clinical Proof-of-Concept

WEE1 – Clinically Validated Target

Multiple Phase 2 Studies Show Substantial Single-Agent Activity Of A WEE1 Inhibitor (Adavosertib[1])

Phase 2 Study	Indication	Evaluable Patients N	ORR, RECIST Response	
NCT03668340 [2]	Recurrent uterine serous carcinoma	34	**29.4%** 1 CR 9 PR	
IGNITE [3]	Recurrent high-grade, serous ovarian cancer with CCNE1 overexpression with (Cohort 1) and without (Cohort 2) gene amplification	79 Cohort 1 - 21 Cohort 2 - 58	Cohort 1: **33%** 7 PR	Cohort 2: **36%** 3 CR 18 PR
NCT03253679 [4]	Refractory solid tumors harboring *CCNE1* amplification	30 Ovarian - 14, Breast - 3, Uterine - 3, Other - 10	All Pt: Ovarian Pt:	**27%** (8 PR) **36%** (5 PR)

WEE1 Inhibitors have been associated with significant Grade ≥3 hematological, GI and CV toxicities

The need – A highly efficient WEE1 inhibitor with an improved safety and tolerability profile

Examples for Phase 2 Studies with Adavosertib as monotherapy

1 AZD-1775. AstraZeneca announced in July 2022 the discontinuation of development of AZD-1775 due to its tolerability profile

2 Phase II Study of the WEE1 Inhibitor Adavosertib in Recurrent Uterine Serous Carcinoma, Liu et al, *J Clin Oncol.* 2021;39:1531–9.

3 IGNITE: A phase II signal-seeking trial of Adavosertib targeting recurrent high-grade, serous ovarian cancer with cyclin E1 overexpression with and without gene amplification. Au-Yeung et al, *Int J Gynecol Cancer* 2023;33(Suppl 4):A1–A278

4 Multicenter Phase II Trial of the WEE1 Inhibitor Adavosertib in Refractory Solid Tumors Harboring CCNE1 Amplification, Fu et al, *J Clin Oncol.* 2023 Mar 20; 41(9): 1725–1734.

APREA THERAPEUTICS

© 2025 Aprea Therapeutics, Inc. All Rights Reserved

8

9 © 2025 Aprea Therapeutics, Inc. All Rights Reserved APR-1051 Demonstrated Potentially Compelling Anti-tumor Activity Pre-clinical studies with APR-1051 Data on file N=7 mice per group, APR-1051, 30 mg/kg/day Preclinical Tumor Growth Inhibition OVCAR-3

10 © 2025 Aprea Therapeutics, Inc. All Rights Reserved Part 2 Dose selection optimization Up to 40 patients Eligible patients ≥ 18 yo with advanced solid tumor harboring cancer-associated gene alterations CCNE1 or CCNE2 FBXW7 or PPP2R1A, KRAS-GLY12/GLY13 & TP53 USC regardless biomarker status. HPV+ oropharyngeal squamous cell carcinoma, HPV+ cervical, vaginal, or vulvar carcinoma Part 1 Dose escalation up to 39 patients Select 2 dose levels RP2D Oral single-agent APR-1051 will be administered once-daily for 28-day cycles Selected dose 1 Selected dose 2 1:1 randomization Objectives Primary: Safety, DLT, MTD/MAD, RP2D Secondary: Pharmacokinetics, Antitumor activity (RECIST/PCWG3) Exploratory: Pharmacodynamics Dose level 1 10 mg Dose level 2 20 mg Dose level 3 30 mg Dose level 4 50 mg Dose level 5 70 mg Dose level 6 90 mg Dose level 7 120 mg Dose level 8 150 mg = cleared Accelerated titration; 1-6 patients per dose level BOIN design; 3-12 patients per dose level R Currently enrolling ACESOT-1051: Study Design Data Cutoff: March 4, 2025

11 © 2025 Aprea Therapeutics, Inc. All Rights Reserved MedDRA Preferred Term APR-1051 All dose levels N=9 Treatment related AEsa , n All Grades Grade ≥ 3b Alanine aminotransferase increased 2 1 Aspartate aminotransferase increased 2 1 Dyspepsia 1 0 Gastroesophageal reflux disease 1 0 Lymphocyte count decreased 1 1 Nausea 2 0 Vomiting 1 0 a A patient may have more than one AE and/or have an AE more than once b Grade 3 unless otherwise indicated Not all data source verified ACESOT-1051: Treatment Related Adverse Events, AEs Data Cutoff: March 4, 2025

12 © 2025 Aprea Therapeutics, Inc. All Rights Reserved WEE1 Inhibitor: APR-1051 Potentially Differentiated Clinical Stage WEE1i

13 © 2025 Aprea Therapeutics, Inc. All Rights Reserved APR-1051 Potentially Best in Class WEE1 Inhibitor Potent and Structurally Differentiated, with High Selectivity to Limit Off-target Toxicity AstraZeneca Adavosertib (AZD-1775) Zentalis Azenosertib (ZN-c3) Aprea APR-1051 Undisclosed

14 © 2025 Aprea Therapeutics, Inc. All Rights Reserved APR-1051: Potentially Best-in-Class WEE1 Inhibitor Potent WEE1i that Does Not Substantially Inhibit PLK1, PLK2 or PLK3 -10 -9 -8 -7 -6 -5 -4 0 25 50 75 100 125 PLK1 IC50 Determination Log10 [conc] (M) % Activity ZN-c3 APR-1051 -10 -9 -8 -7 -6 -5 -4 0 25 50 75 100 125 PLK2 IC50 Determination Log10 [conc] (M) % Activity ZN-c3 APR-1051 -10 -9 -8 -7 -6 -5 -4 0 25 50 75 100 125 PLK3 IC50 Determination Log10 [conc] (M) % Activity ZN-c3 APR-1051 ZN-c3 = 92.1 nM APR-1051 = 15,900 nM PLK1 Inhibition IC50 >150-fold difference ZN-c3 = 32.0 nM APR-1051 = 1,800 nM PLK2 Inhibition IC50 >50-fold difference ZN-c3 = 52.2 nM APR-1051 = 31,600 nM PLK3 Inhibition IC50 >600-fold difference On-target WEE1 activity Off-target inhibition of PLK1, PLK2 and PLK3 ZN-c3 = 2.9 nM APR-1051 = 1.6 nM WEE1 Inhibition IC50 similar to ZN-c3 1 1 1 8 1 1 c3 WEE1 IC50 Determination % Activity Log10 [conc] (M) AACR-NCI-EORTC Meeting, Poster B323, 2024

Studies Show PLK1 Suppression is Associated with Sepsis-Induced Loss of Intestinal Barrier Function

SCIENTIFIC REPORTS

OPEN

PLK1 protects against sepsis-induced intestinal barrier dysfunction

Received: 25 August 2017
Accepted: 4 January 2018
Published online: 18 January 2018

Yingya Cao, Qun Chen, Zhen Wang, Tao Yu, Jingyi Wu, Xiaogan Jiang, Xiaoju Jin & Weihua Lu

Sepsis and sepsis-associated intestinal barrier dysfunction are common in intensive care units, with high mortality. The aim of this study is to investigate whether Polo-like kinase 1 (PLK1) ameliorates sepsis-induced intestinal barrier dysfunction in the intestinal epithelium. The mouse intestinal barrier was disrupted after Lipopolysaccharide (LPS) injection due to intestinal epithelial cell apoptosis and proliferation inhibition, accompanied by decreased PLK1. In HT-29 intestinal epithelial cells, LPS stimulation induced cell apoptosis and inhibited cell proliferation. Overexpression of PLK1 partly rescued the apoptosis and proliferation inhibition in HT29 cells caused by LPS. Finally, LPS stimulation promoted the reduction of PLK1, resulting in apoptosis and proliferation inhibition in intestinal epithelial cells, disrupting the intestinal epithelial barrier. These findings indicate that PLK1 might be a potential therapeutic target for the treatment of sepsis-induced intestinal barrier dysfunction.

Cao *et al. Molecular Medicine* (2022) 28:163
https://doi.org/10.1186/s10020-022-00597-z

Molecular Medicine

RESEARCH ARTICLE — Open Access

Check for updates

PLK1 protects intestinal barrier function during sepsis by targeting mitochondrial dynamics through TANK-NF-κB signalling

Ying-Ya Cao[1,2†], Yuan Zhang[1†], Wuyun Gerile[1†], Yan Guo[1], Li-Na Wu[1], Li-Li Wu[1], Kai Song[1], Wei-Hua Lu[2] and Jian-Bo Yu[1*]

Contents lists available at ScienceDirect

ELSEVIER

Cytokine

journal homepage: www.elsevier.com/locate/cytokine

PLK1 protects intestinal barrier function in **sepsis**: A translational research

Ying-Ya Cao[a,b,1], Juan Li[c,1], Qun Chen[a,b,1], Yu-Peng Qi[a,b,1], Qian-Cheng Xu[a,b], Jia-Min He[a,b], Zhen Wang[d], Wei-Hua Lu[a,b,*]

[a] Department of Critical Care Medicine, The First Affiliated Hospital of Wannan Medical College (Yijishan Hospital of Wannan Medical College), Wuhu 241001, Anhui, China
[b] Anhui Province Clinical Research Center for Critical Respiratory Medicine, Wuhu 241001, Anhui, China
[c] Department of Nephrology, Wuhu Hospital, East China Normal University (The Second People's Hospital, Wuhu), Wuhu 241000, Anhui, China
[d] Department of General Practice, The First Affiliated Hospital of Wannan Medical College (Yijishan Hospital of Wannan Medical College), Wuhu 241001, Anhui, China

Received: 15 February 2021 | Revised: 25 April 2021 | Accepted: 16 May 2021
DOI: 10.1002/cbin.11633

Cell Biology International WILEY

RESEARCH ARTICLE

LncRNA DANCR improves the dysfunction of the intestinal barrier and alleviates epithelial injury by targeting the miR-1306-5p/PLK1 axis in sepsis

Zhen Wang[1] | Changshun Zhong[1] | Yingya Cao[1] | Hongzhen Yin[1] | Guanggui Shen[1] | Weihua Lu[1] | Wei Ding[2]

1. PLK1 protects against sepsis-induced intestinal barrier dysfunction, Cao et al, *Scientific Reports* (2018).
2. PLK1 protects intestinal barrier function in sepsis: A translational research, Cao et al, *Cytokine* (2023).
3. PLK1 protects intestinal barrier function in sepsis: A translational research, Cao et al, *Molecular Medicine* (2022).
4. LncRNA DANCR improves the dysfunction of the intestinal barrier and alleviates epithelial injury by targeting the miR-1306-5p/PLK1 axis in sepsis, Wang et al., *Cell Biology International* (2021).

APREA THERAPEUTICS
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15

16 © 2025 Aprea Therapeutics, Inc. All Rights Reserved PLK1 Inhibition Reduces Cytotoxic Effects of WEE1 Inhibitors Minimal PLK1 Co-inhibition Enables Full Therapeutic Potential Of APR-1051 37 nM 111 nM 333 nM 1 µM 37 nM 111 nM 333 nM 1 µM Phos-H2AX Control (MCM3) NT Phos-CDK1 APR-1051 75 nM GSK-461364 0 nM NT 675 nM 25 nM 225 nM 75 nM Phos– H2AX Control (MCM3) Phos-CDK1 300 nM APR-1051 + increasing GSK-461364 Control (MCM3) 37 nM 111 nM 333 nM 1 µM 37 nM 111 nM 333 nM NT 1 µM Phos-H2AX 400 nM BI-2536 APR-1051 Phos-CDK1 Dose range of PLK inhibitor GSK-461364 in combination with a single dose of APR-1051 in OVCAR-3 cells PLK inhibitor, GSK-461364 interferes with the effects of APR-1051 in OVCAR-3 cells PLK inhibitor, BI-2536, interferes with the effects of APR-1051 in OVCAR-3 cells AACR-NCI-EORTC Meeting, Poster B323, 2024

17 © 2025 Aprea Therapeutics, Inc. All Rights Reserved APR-1051 Preclinical Data Highlight Potentially Favorable PK Properties Note: Head-to-head studies have not been conducted 1 Data from an exploratory formulation of APR-1051 administered to fasted Balb/c mice 2 Data from study in A-427 NSCLC xenograft model as reported in Zentalis Corporate Overview, March 2022 Based on Pre-clinical Studies, APR-1051 Shows Potentially Favorable Drug Exposure APR-10511 Zentalis Azenosertib (ZN-c3)2 AstraZeneca Adavosertib (AZD-1775)2 Dose (mg/kg/d) 10 20 40 80 20 40 80 Cmax ng/ml 1,460 1,167 1,997 5,100 635 2,460 4,703 Tmax hr 3 1 1 1 1 1 1 AUC0-24, ng*hr/ml 16,739 4,863 17,088 39,722 1,494 6,313 13,408 AACR-NCI-EORTC Meeting, Poster C147, 2023

APR-1051 Shows Negligible Inhibition of hERG Channels

QT prolongation AEs were reported with some competitor WEE1 inhibitors

In vitro kinase assays IC50		Average WEE1 kinase IC50	hERG inhibition IC50		Average hERG IC50	Fold difference between kinase IC50 and hERG IC50
LanthaScreen (Thermo)	Hotspot (Reaction Biology)		HEK293 cells (Medicilon)	CHO cells (WuXi)		hERG inhibition over WEE1 kinase inhibition
2.2 nM	41.4 nM	**21.8 nM**	8,840 nM	660 nM	**4,750 nM**	**218-fold (range 16- to 3,946-fold)**

No ECG changes related to APR-1051 were observed in IND enabling studies
Potential absence of QT prolongation at doses that significantly inhibit WEE1

APREA THERAPEUTICS
AACR-NCI-EORTC Meeting, Poster B323, 2024
© 2025 Aprea Therapeutics, Inc. All Rights Reserved
18

APR-1051: Summary

Potential best in class WEE1 inhibitor

- High potency for WEE1 inhibition in vitro
- Low off-target inhibition of the PLK family of kinases
- Suppresses growth of CCNE1-amplified HGSOC xenografted tumors and relatively well-tolerated in mice

ACESOT-1051: First-In-Human Study (NCT06260514)

- Accelerated titration dose escalation completed, fifth cohort now enrolling
- Safe and well tolerated to date
- Biomarker-driven study in patients with advanced/metastatic solid tumors
- Targeted gene alterations include CCNE1, CCNE2, FBXW7, PPP2R1A, HPV+, or KRAS-G12 with TP53
- Open label data expected H2 2025, complete dose escalation expected H1 2026
- MD Anderson Cancer Center lead study site, with up to 10 sites in U.S.

APREA THERAPEUTICS
© 2025 Aprea Therapeutics, Inc. All Rights Reserved
19

20 © 2025 Aprea Therapeutics, Inc. All Rights Reserved ATR Inhibitor: ATRN-119 ABOYA-119: Clinical Proof-of-Concept

ABOYA-119: Phase 1/2a - Study Overview

A Phase 1/2a, Open-Label, Safety, Pharmacokinetic, and Preliminary Efficacy Study of Oral ATRN-119 in Patients with Advanced Solid Tumors

Sites:

7 US sites for dose escalation

- University of Pennsylvania
- Mary Crowley Cancer Research
- University Hospitals Cleveland Medical Center
- Yale Cancer Center
- Next Oncology: San Antonio, Dallas, Virginia

Patient enrollment:
Up to 132 patients in total

- Escalation phase: up to 72 patients
- Expansion phase: up to 60 patients

ATRN-119 is an oral ATR kinase inhibitor given daily

Patient population:

Male or female subjects 12 years of age or older with solid tumors harboring specific DDR mutations per NGS

Part 1

Up to 72 patients

Dose escalation (9 dose levels)

3+3 design

→

Part 2

Up to 60 patients

Dose expansion, after MTD / RP2D established

Objectives:

Primary

- Safety, MTD, RP2D
- Pharmacokinetics

Secondary

- Antitumor activity (RECIST/PCWG3)

Exploratory

- Association between identified mutations and clinical outcomes

APREA THERAPEUTICS
© 2025 Aprea Therapeutics, Inc. All Rights Reserved
21

22 © 2025 Aprea Therapeutics, Inc. All Rights Reserved Dose level 1 50 mg Dose level 2 100 mg Dose level 3 200 mg Dose level 4 350 mg Dose level 5 550 mg Dose level 6 800 mg Dose level 7 1100 mg Dose level 8 1300 mg Dose level 9 1500 mg Once-daily dosing (up to 54 patients) Twice-daily dosing (up to 18 patients) Currently enrolling Part 1. Dose escalation (up to 72 patients) MTD/RP2D Single-agent ATRN-119 after MTD/RP2D is established Potential indications: prostate, endometrial cancer Dose level 7 550 mg Dose level 8 650 mg Dose level 9 750 mg Cleared Part 2. Dose expansion (up to 60 patients) Currently enrolling ABOYA-119: Clinical Study Design Data Cutoff: March 4, 2025

23 © 2025 Aprea Therapeutics, Inc. All Rights Reserved ATRN-119 Steady State Plasma Concentrations (Cycle 1 Day 7) ATRN-119 Exhibits Near-dose Proportional Exposure Following Oral Administration Dose Level mg, once daily N AUC 0-24hr (ng*h/mL) Cmax (ng/mL) Half-life (hours) Mean (SD) Mean (SD) Mean (SD) 50 3 180 (143) 57 (56) 2.1 (1.4) 100 3 1771 (920) 277 (151) 3.8 (1.6) 200 3 1024 (162) 149 (9.2) 3.2 (0.5) 350 3 5252 (4362) 525 (320) 5.9 (0.5) 550 3 6899 (6058) 797 (522) 5.5 (1.4) • Tmax is approximately 2 hours and the half-life is estimated between 4-6 hours • The duration of systemic exposure substantially increases with each dose level AACR-NCI-EORTC Meeting, Poster B336 , 2024

24 © 2025 Aprea Therapeutics, Inc. All Rights Reserved ABOYA-119 Summary of Duration of Treatment Data Cutoff: March 4, 2025

25 © 2025 Aprea Therapeutics, Inc. All Rights Reserved ABOYA-119: Treatment Related AEs (In ≥ 2 Patients and/or any Grade ≥ 3) MedDRA Preferred Term ATRN-119 All dose levels N=30 Treatment related AEsa , n All Grades Grade ≥ 3b Diarrhea 11 1 Fatigue 10 2 Nausea 11 0 Decreased appetite 2 0 Dehydration 2 0 Dysgeusia 2 0 Vomiting 2 0 Abdominal pain 2 0 Anemia 1 1 Blood bilirubin increased 1 1 a A patient may have more than one AE and/or have an AE more than once b Grade 3 unless otherwise indicated Not all data source verified Data Cutoff: March 4, 2025

26 © 2025 Aprea Therapeutics, Inc. All Rights Reserved ATR Inhibitor: ATRN-119 Potentially Differentiated Clinical Stage ATRi

ATRN-119: First and Only Macrocyclic ATR Inhibitor[1]

Macrocycles: A Well-Evolved Approach for PIK-Related Kinase Inhibition (e.g., rapamycin and mTOR)[2-4]


N
NH2
N
O
O
O=S
HN
O
R

Benefits of Unique Cyclic Skeleton Structure vs Competitors' First-Generation Acyclic Structure

Macrocycles restrict number of conformations formed for increased selectivity

Potential advantages for ATRN-119:

- Increased selectivity → Improved tolerability
- Improved tolerability → More efficacious dosing

[1] Based on company knowledge
[2] Brown, EJ et al, (1994) *Nature*
[3] Brown, EJ et al, (1995) *Nature*
[4] Brown, EJ and SL Schreiber, (1996) *Cell*

APREA THERAPEUTICS
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27

Reported Challenges with Other ATR Inhibitors

First Generation Compounds Share Similar Core, Backbone, Toxicity, and Intermittent Dosing Schedule

	Aprea ATRN-119 N NH2 N O HN O=S O O R	AstraZeneca AZD6738[1,2] NH N O N N N O S HN CH3	Bayer BAY1895344[3] N NH O N N N N N	Repare RP-3500[4] NH N O N N N N HO O
Route of administration	**Oral**	**Oral**	**Oral**	**Oral**
MTD/RP2 dose schedule	QD & BID Dose Escalation Ongoing	160mg BID, **2-weeks-on, 2-weeks-off**, or: Continuous dosing[1]	40mg BID, **3-days-on/4-days-off**	160mg QD, **3-days-on/4-days-off**
Main Grade ≥3 hematological toxicities	No hematological toxicity has been reported.	Patriot 1, Escalation Phase, 160mg, BID[2]: **Anemia** (1/6, 17%) Patriot 2, Expansion Phase[1]: **Fatigue, anemia, nausea, and thrombocytopenia (not differentiated)** (4/6, 67%) with continuous dosing (3/15, 20%) with 2-week-on, 2-week-off	**Anemia** (2/2, 100%) **Neutropenia** (1/2, 50%)	**Anemia** (25/95, 26%) **Neutrophil count decreased** (13/95, 14%) **Platelet count decreased** (7/95, 7%)

Note: Head-to-head studies with ATRN-119 have not been conducted

[1] Phase I study of ATR inhibitor, AZD6738, as monotherapy in advanced solid tumors (PATRIOT part A, B), Dillon et al, *Ann. Oncol*. 2019:30 (supplement 5), Pages v165-v166

[2] Poster CT084: A Phase I dose-escalation study of ATR inhibitor monotherapy with AZD6738 in advanced solid tumors (PATRIOT Part A), AACR 2017

[3] First-in-Human Trial of the Oral Ataxia Telangiectasia and RAD3-Related (ATR) Inhibitor BAY 1895344 in Patients with Advanced Solid Tumors, Yap et al, *Cancer Discov.* 2021;11:80-91 and 2019 ASCO Poster, De-Bono et al.

[4] Camonsertib in DNA damage response-deficient advanced solid tumors: phase 1 trial results, Yap et al. *Nature Medicine* 2023;29:1400-1411

APREA THERAPEUTICS

©2025 Aprea Therapeutics, Inc. All Rights Reserved

28

29 © 2025 Aprea Therapeutics, Inc. All Rights Reserved ATRN-119 Daily Dosing Supports Potential Continuous Tumor Suppression Intermittent Dosing May Lead to Tumor Resistance Tumor reduction and regrowth Continuous tumor reduction Drug “On” Drug “Off” Drug “On”

ATRN-119: Summary

First and only macrocyclic ATR inhibitor

- Potentially differentiated from other ATR inhibitors in selectivity and toxicity profile
- Continuous dosing provides increased drug exposure
- Strong tumor control observed in vivo, including in challenging genetic backgrounds
- Daily oral dosing provides potential continuous tumor suppression

ABOYA-119: Ongoing Phase 1/2a Clinical Study (NCT04905914)

- Patients with advanced solid tumors harboring specific DDR mutations
- Safe and well tolerated to date
- Near-dose proportional exposure following oral administration
- Preliminary signs of clinical benefit

APREA THERAPEUTICS
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31 © 2025 Aprea Therapeutics, Inc. All Rights Reserved Aprea Therapeutics (NASDAQ: APRE) Intellectual Property Portfolio Financial Summary & Capitalization Investment Highlights

32 © 2025 Aprea Therapeutics, Inc. All Rights Reserved Strong Intellectual Property Portfolio Family 1: Ataxia Telengiectasia and Rad3-Related (ATR) Protein Kinase Inhibitors • Macrocyclic inhibitors of ATR & methods of using them to treat various cancers, filed on Oct. 13th, 2015 • Patents granted in AU, BR, CA, CN, EP, IL, IN, JP, KR, MX, HK. • 1.1: Issued on May 30, 2017 as U.S. Patent 9,663,535 • 1.2: Issued on May 29, 2018 as U.S. Patent 9,981,989 • 1.3: Issued on Feb. 5, 2019 as U.S. Patent 10,196,405 Family 2: ATR Inhibitors and Methods of Use • Carboxylic acid-containing macrocyclic ATR inhibitors, and prodrugs; methods of using these inhibitors to treat various cancers; filed on Apr. 12th, 2017 • Issued on May 28th, 2019 as U.S. Patent 10,301,324 Family 3: ATR Inhibitor Pharmaceutical Composition and Methods • International application filed on Apr. 14th, 2023 • Pharmaceutical formulation and composition of our lead molecule in the clinic • Nationalizations pending for US, AU, BR, CA, CN, EA, EP, IL, IN, JP, KR, MX, NZ, PH, SG, ZA Family 4: WEE1 Inhibitor Pharmaceutical Compositions and Methods • International Application filed on Jun. 3rd, 2022 • Composition of our lead WEE1 inhibitor compounds • Nationalizations in US, AU, BR, CA, CN, EP, IL, IN, JP, KR, MX, ZA Family 5: Methods of Treating Cancer • U.S. Provisional Application filed on Sep. 19th, 2024 • Clinical methods of treating advanced solid cancer tumors using lead molecule Family 6: Macrocyclic Undisclosed DDR target Inhibitors and Methods of their Preparation and Use • U.S. Provisional Application filed on Jan. 22, 2025

33 © 2025 Aprea Therapeutics, Inc. All Rights Reserved Aprea Therapeutics (NASDAQ: APRE) Financial Summary & Capitalization Securities Common Equivalents as of March 25, 2025 Preferred Stock (as converted) 28,112 Common Stock 5,491,953 Warrants: Pre-Funded Tranche A Tranche B Total 507,076 1,097,394 1,097,394 2,701,864 Options 712,990 Restricted Stock Units 23,881 Fully Diluted Equivalents 8,958,800 Cash & Equivalents of ~$22.8M as of December 31, 2024 Milestone Warrant Summary: • Tranche A warrants to purchase up to 1,097,394 shares of common stock at a exercise price of $7.29 per share for an aggregate of up to $8.0 million and will expire at the earlier of (i) 30 days following the announcement of the recommended Phase 2 dose for the Company’s ATR inhibitor program for ATRN-119 and the daily VWAP of the Company’s common stock equaling or exceeding $14.58 per share for 30 consecutive trading days following the announcement and (ii) three years from the date of issuance. • Tranche B warrants to purchase up to 1,097,394 shares of common stock at a cash exercise price of $9.1125 per share for an aggregate of up to $10.0 million and will expire at the earlier of (i) 30 days following the announcement of the recommended Phase 2 dose for the Company’s WEE1 inhibitor program for APR-1051 and the daily VWAP of the Company’s common stock equaling or exceeding $18.225 per share for 30 consecutive trading days following the announcement and (ii) five years from the date of issuance

34 © 2025 Aprea Therapeutics, Inc. All Rights Reserved Financed into Q1 2026 • Achieve short term inflection points and catalysts • Evaluate optimal strategic partnerships Near term catalysts • APR-1051: H2 2025 Safety/efficacy data ; H1 2026 Complete dose escalation • ATRN-119: H2 2025 Complete dose escalation Diversified portfolio with best in class, de-risked clinical and preclinical programs • Highly potent and selective WEE1 (APR-1051) and ATR (ATRN-119) inhibitors • Opportunities in ovarian, colorectal, prostate, and endometrial cancers • Single agent and combination therapies Technology developed by pioneers in synthetic lethality • Management with strong drug development and commercial expertise Investment Highlights